First Quarter 2019 Results Presentation April 23, 2019 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc. (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2019 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

NASDAQ: EQBK 15.8 million shares outstanding / $471.4 million (1) $4.07 billion Market Cap 69.3% Exchange / Ticker Total Assets Efficiency Ratio (2) Locations FTEs Loan Portfolio 52 branches in Kansas, Missouri, Arkansas and Oklahoma 638 47% of loans in commercial real estate, 20% in residential real estate, and 22% in commercial About EQBK Note: All financial data is as of or for period ended March 31, 2019 unless otherwise noted. Market Cap calculated based on April 18, 2019 closing price of $29.80 . (2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Total Gross Loans $2.62 billion Total Deposits $3.26 billion

Equity Bancshares – Share Price & Consensus Estimates As of April 18, 2019 market closing. Estimates as of April 10, 2019. Based on 15,820,411 shares outstanding as of April 18, 2019. Non-GAAP financial measures. See the non-GAAP reconciliation at the end of this presentation. Share price data from S&P Global Market Intelligence Share Price % Change Monthly Price/Earnings Ratio vs. Historical Average

Franchise Overview

Note: Gray shading indicates capital activity * Data as of 12/31/2007. ** Data as of 12/31/2011. *** Data as of 12/31/2016. ****As reported for the quarter ended 3/31/2019. 2009 $8.8MM of TARP issued Opened 2 branches in Overland Park, KS 2014 Repurchased 1.3mm shares Refinanced TARP with Loan Close/Sell 3 branches and opened branch at Waterfront 2012 First Community Bancshares (FCB) merger $20.4MM Capital Raise 2011 Repaid TARP with SBLF Purchase of 4 branches from Citizens Bancshares (Topeka) 2003-2004 Acquisition of National Bank of Andover Rebrand as Equity Bank 2005 Purchase of 2 Wichita branches from Hillcrest Bancshares 2006 Charter of FNB of Sarcoxie, MO acquisition Acquisition of Mortgage Centre, LLC Opened 2 branches in MO 2008 Ellis State Bank acquisition (Ellis/Hays) Branch opened in Lee’s Summit, MO 2010 $20.0MM Capital Raise to fund growth 2013 Integrate FCB and double earnings CFO and CRO roles filled Implement repositioning initiatives 2007 Signature Bank KC acquisition Phase I Phase II Phase III Start-Up 2003 - 2007 Growth 2008 - 2011 Leverage Infrastructure Profitably 2012 - 2016 $2.2B 0.55% Total Assets ROA $287MM 0.49% $610MM 0.46% * ** *** 2015 First Independence (FFSL) merger IPO Continue Building Value via Strategic Execution 2016 Community First (CFBI) merger Completed $35.4MM private placement capital raise (PIPE) Phase IV Platform for Best in Class 2017-present 2017 Closed Prairie State merger (March) Hired President: Wendell Bontrager, CIO: John Blakeney Closed Patriot Bank merger (November) Closed Eastman Bank merger (November) $4.1B (0.42)% **** 2018 Hired COO: Craig Anderson, CCO: Craig Mayo Closed First National Bank Liberal/Hugoton merger (May) Closed Adams Dairy Bank merger (May) Closed City Bank and Trust merger (August) 2019 Hired Gaylyn McGregor, Director of Trust and Wealth Management Implemented Q2 digital banking platform Closed acquisition of three branches in Guymon and Cordell, Oklahoma from Mid-First Bank (February)

New for 2019 Led by Gaylyn McGregor, EVP of Equity Trust & Wealth Management; Supported by Glen Maland, EVP Trust & Estate Advisor with 30 years of fiduciary experience and Michal Emory, Portfolio Manager with over 25 years of experience; Plan to begin booking assets in 2Q 2019; Main Office: 1565 Webb Road, Wichita, KS

Diluted loss per share of $0.26 for 1Q 2019 Net loss to common stockholders was $4.1 million Core net income, adjusted for merger expenses and the specific impairment discussed below is $7.7 million or $0.48 per diluted share Recorded a $14.5 million provision for loss against a credit relationship. We do not believe this represents a systemic trend, rather an isolated individual relationship. Completed the acquisition of two bank locations in Guymon, OK and one in Cordell, OK from MidFirst Bank on February 8, 2019 Capital Ratios as of 3/31/2019: Leverage Ratio of 8.36% Total Risk-Based Capital Ratio of 10.95% Tangible Common Equity to Tangible Assets of 7.52%(1) Tangible common book value per share of $18.55(1) Authorized share repurchase of 1.1 million shares of our Class A Common Stock, par value of $0.01 per share. Repurchase period will begin on April 29, 2019 and is currently scheduled to conclude on October 30, 2020. 2019 First Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation Signature deposits defined as checking, savings, and money market accounts Completed Acquisition of Three Bank Locations from MidFirst Bank Launched Trust & Wealth Management Business $56.1 million Organic Signature Deposit(2) Growth $37.1 million Organic Loan Growth Launched All-New, Equity Bank Online Banking

Operating Performance Trends Diluted EPS and Net Income to Common Stockholders Return on Average Tangible Common Equity(1,2) Efficiency Ratio(1,2) & Non-Interest Expense / Average Assets Income(2) and Net Interest Margin Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include gains on sales and settlement of securities or bargain purchase gains associated with acquisitions. Adjusted for merger expenses and first quarter 2019 identified specific impairment charge (3) (3)

Tangible Book Value(1) Tangible Book Value per Share(1) and Asset Growth TBV CAGR 2015 - 1Q 2019: 4.7% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Capital Position Over Time IPO * Paid off Series C preferred stock in January 2016 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1)

Total Loans by Purpose(1) Gross Total Loans ($000s) $2,117,270 $2,575,408 $960,355 $1,383,605 Year-to-Date Loan Yield 5.31% 4.98% 5.43% 5.74% $2,618,986 5.79% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the company’s loan disclosures within the applicable financial statement.

Metro Market Organic Loan & Bank-Wide Deposit Growth Metro Market Organic Loan Growth Since 12/31/2015 Bank-Wide Organic Deposit Growth Since 12/31/2015

Asset Quality Nonperforming Assets 0.89% NPAs / Assets 1.43% Net Charge-Offs (NCO)/ Average Loans $3.50 $1.19 NCO in $ ($ in millions) Nonaccrual Detail Classified Assets to Total Regulatory Capital $0.89 1.52% 1.80% $0.76 68.5% 75.9% Purchased impaired loans classified as non-accrual that are current 59.9% 0.97% $1.00

Total Deposits Total ($000s) $2,382,013 $3,123,447 $1,215,913 $1,630,451 Year-to-Date Cost of Deposits* 0.48% 0.56% 0.68% 0.96% * Includes interest and non-interest bearing deposits $3,260,870 1.37%

Footprint & Target There are over 500 banks with deposits less than $750MM in our operating market.

Appendix

CRAIG ANDERSON Chief Operating Officer Joined Equity Bank in March 2018 Served as President of UMBF Commercial Banking More than 31 years of banking experience Executive Leadership BRAD ELLIOTT Chairman & CEO Founded Equity Bank in 2002 Served as Regional President of Sunflower Bank prior to forming Equity Bank More than 25 years of banking experience GREG KOSSOVER Chief Financial Officer Has served as CFO since 2013 and as a Director since 2011 Previously served as president of Physicians Development Group and CEO of Value Place, LLC, growing the latter to more than 150 locations in 25 states WENDELL BONTRAGER President, Equity Bank Joined Equity Bank in February 2017 Previously Region President of Old National Bank (IN) and EVP with Tower Bank (IN) More than 25 years of banking experience

Team Member Role Years with EQBK Years in Banking Patrick Harbert EVP, Community Markets, Sales & Service 16 24 Julie Huber EVP, Strategic Initiatives 16 25 Craig Mayo EVP, Chief Credit Officer 1 35 John Blakeney EVP, Chief Information Officer 2 31 Rolando Mayans EVP, Chief Risk Officer 13 26 Jennifer Johnson EVP, Chief Services Officer 7 33 Brett Reber EVP, General Counsel 1 1 Gaylyn McGregor EVP, Director of Trust and Wealth Management 1 29 Glen Maland EVP, Trust & Estate Advisor 1 30 Patrick Salmans SVP, Human Resources Director 7 23 Mark Parman SVP, President - Kansas City 9 38 John Hanley SVP, Director of Marketing 6 15 Michael Bezanson SVP, CEO of Tulsa 2 36 Shawna Palmieri SVP, Director of Treasury Management 1 14 Rob Quaney SVP, Finance 4 15 Barbara Noyes SVP, Controller 8 33 EQBK Team has 350+ Years of Combined Banking Experience Experienced Senior Leadership Team

Diverse Market Segments Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Equity Bank operates, including all completed mergers subsequent to June 30, 2018. Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region include a diverse range of operations such as telecommunications, professional services, aircraft manufacturing, OEM manufacturing and transportation. Equity Bancshares ranks in the Top 10 for market share in 22 of the 27 counties served and ranks in the Top 5 in 19 of those counties.

Market Data Demographics Kansas Missouri Arkansas Oklahoma National Current Population 2,921,699 6,141,815 3,023,501 3,959,630 329,236,175 Historical Population Change (2010-2019) 2.40% 2.55% 3.69% 5.55% 6.64% Median Household Income (2019) $59,745 $56,018 $47,167 $52,254 $63,174 Projected Household Income Change (2019-2024) 6.63% 8.49% 7.27% 4.92% 8.82% February 2019 Unemployment Rate 3.7% 3.7% 4.3% 3.5% 4.1% Boeing Cargill Meat Solutions Cessna Aircraft Co. Spirit AeroSystems Inc. Blue Cross and Blue Shield of Kansas and Oklahoma Payless Shoe Source Hill’s Pet Nutrition Goodyear Tire Co. Jostens Publishing Hallmark Cards, Inc. H&R Block Honeywell Sprint Garmin Teva DST Systems Inc. Whiteman Airforce Base Stahl Specialty Co. Western Missouri Medical Center HaysMed Walmart FedEx Tyson Foods FlexSteel Wabash National Wichita St. University Pittsburg St. University Washburn University Fort Hays St. University University of Central Mo. University of Mo-KC KU – Edwards/Professional Phillips 66 Albertsons Lindsay AAON QuikTrip Williams Seaboard Foods American Century Investments, Inc. YRC Worldwide Inc. Major Employers in Equity Bank Footprint Source: S&P Market Intelligence

Selected Income Statement Data Selected Income Statement Data ($000s) YTD 03/31/19 12/31/18 12/31/17 12/31/16 12/31/15 2013 Interest income $43,202 $,161,556 $,102,693 $61,799 $53,028 $46,845 Interest expense 12563 36758 16691 9202 6766 5610 Net interest income 30639 124798 86002 52597 46262 41235 Provision for loan losses 15646 3961 2953 2119 3047 2583 Net interest income after provision 14993 120837 83049 50478 43215 38652 Other income 5324 19725 15440 10466 9802 7892 Other expense 25543 94387 67463 47075 38575 35137 Income (loss) before income taxes -5226 46175 31026 13869 14442 11407 Income taxes -1153 10350 10377 4495 4142 3534 Net income (loss) -4073 35825 20649 9374 10300 7873 Less: dividends and discount accretion on preferred stock 0 0 0 1 177 978 Net income (loss) allocable to common stockholders $-4,073 $35,825 $20,649 $9,373 $10,123 $6,895

Selected Balance Sheet Data Demonstrating balance sheet strength Includes interest-bearing deposits in other banks (2) Includes Federal Reserve Bank and Federal Home Loan Bank stock Selected Balance Sheet Data ($000s) ASSETS 12/31/14 YTD 03/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Cash and cash equivalents (1) $37,702 $,172,195 $,197,809 $55,691 $38,845 $62,074 Investment securities (2) 318314 938417 946445 722107 578093 452362 Net loans 720810 2594786 2566926 2111125 1382003 958353 Other assets 97689 359956 350536 281586 193251 112938 Total assets $1,174,515 $4,065,354 $4,061,716 $3,170,509 $2,192,192 $1,585,727 LIABILITIES & STOCKHOLDERS' EQUITY Deposits $,981,177 $3,260,870 $3,123,447 $2,382,013 $1,630,451 $1,215,914 Borrowings 70370 331221 464676 401652 293909 194064 Other liabilities 5239 19800 17652 12700 9868 8516 Total liabilities 1056786 3611891 3605775 2796365 1934228 1418494 Stockholders' Equity 117729 453463 455941 374144 257964 167233 Total liabilities and stockholders' equity $1,174,515 $4,065,354 $4,061,716 $3,170,509 $2,192,192 $1,585,727

Capitalization (1) Total common equity less goodwill and intangibles divided by shares outstanding as of period end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position Ratio 12/31/14 YTD 03/31/19 12/31/18 12/31/17 12/31/16 12/31/15 Leverage Ratio 9.6199999999999994E-2 8.3599999999999994E-2 8.5999999999999993E-2 0.1033 0.1181 9.4700000000000006E-2 Tier 1 Risk-Based Capital Ratio 0.13159999999999999 0.1095 0.1145 0.12139999999999999 0.14249999999999999 0.13850000000000001 Total Risk-Based Capital Ratio 0.1386 0.1187 0.1186 0.12509999999999999 0.1467 0.14349999999999999 Common Equity Tier 1 Capital to Risk Weighted Assets NA 0.1046 0.1095 0.1153 0.13339999999999999 0.1235 Tangible Book Value per Common Share(1) $13.54 $18.55 $19.079999999999998 $17.61 $16.64 $15.97

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio

TCE to TA and Tangible Book Value per Share Non-GAAP Financial Measures (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 December 31,2012 Total stockholders’ equity $,453,463 $,455,941 $,374,144 $,257,964 $,167,233 $,138,169 Less: preferred stock 0 0 0 0 16,372 31,884 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 22,296 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 10 11 17 23 29 Less: naming rights, net 1,206 1,217 1,260 0 0 0 Tangible common equity $,293,519 $,301,276 $,257,222 $,194,352 $,131,153 $86,198 Common shares outstanding at period end (1) 15,820,411 15,793,095 14,605,607 11,680,308 8,211,727 7,431,513 Book value per common share (1) $28.663161785114177 $28.869642080922077 $25.61646359511111 $22.085376515756259 $18.371409570727327 $14.301932863469389 Tangible book value per common share (1) $18.553184237754632 $19.076438152243114 $17.611181787925695 $16.639287251671785 $15.971427204046117 $11.598983948490705 Total assets $4,065,354 $4,061,716 $3,170,509 $2,192,192 $1,585,727 $1,188,850 Less: goodwill ,136,432 ,131,712 ,104,907 58,874 18,130 18,130 Less: core deposit intangibles, net 22,296 21,725 10,738 4,715 1,549 1,957 Less: mortgage servicing asset, net 10 11 17 23 29 Less: naming rights, net 1,206 1,217 1,260 0 0 0 Tangible assets $3,905,410 $3,907,051 $3,053,587 $2,128,580 $1,566,019 $1,168,763 Tangible common equity to tangible assets 7.5157025766820901E-2 7.7110843958781192E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3749303169374067E-2 7.3751479127932701E-2 (1) Share and per share data includes Class A and Class B common stock issued and outstanding and vested RSU shares Non-GAAP Financial Measures, continued (Unaudited) As of and for the three months ended As of and for the three months ended As of and for the three months ended As of and for the years ended (Dollars in thousands, except per share data) March 31, 2017 March 31, 2017 March 31, 2016 December 31,2015 December 31,2012 Total average stockholders' equity $,264,736 $,264,736 $,153,929 $,137,936 $,102,032 Less: average intangible assets and preferred stock 65,185 65,185 20,616 31,294 33,653 Average tangible common equity (1) (3) $,199,551 $,199,551 $,133,313 $,106,642 $68,379 Net income allocable to common stockholders (1) 4,864 4,864 3,439 10,123 3,814 Amortization of core deposit intangible 218 218 87 275 192 Less: tax effect of amortization of core deposit intangible (2) -76 -76 -30 -96 -65 Adjusted net income allocable to common stockholders $5,006 $5,006 $3,496 $10,302 $3,941 Return on average tangible common equity (ROATCE) 0.10173895951967722 0.10173895951967722 0.10547234826937482 9.6603589580090396E-2 5.7634653914213428E-2 Non-interest expense $15,226 $15,226 $9,689 $38,575 $22,900 Less: merger expenses 926 926 0 1,691 1,519 Less: loss on debt extinguishment 0 0 58 316 0 Non-interest expense, excluding merger expenses and loss on debt extinguishment $14,300 $14,300 $9,631 $36,568 $21,381 Net interest income $19,893 $19,893 $12,758 $46,262 $25,570 Non-interest income $3,339 $3,339 $2,697 $9,802 $4,826 Less: net gains on sales and settlement of securities 13 13 420 756 3 Less: net gain on acquisition 0 0 0 682 0 Non-interest income, excluding net gains on sales and settlement of securities and net gain on acquisition $3,326 $3,326 $2,277 $8,364 $4,823 Efficiency ratio 0.61587493001421245 0.61587493001421245 0.64057199866977055 0.6694248160216747 0.70348435495015305 ____________________ (1) Share and per share data includes Class A and Class B common stock issued and outstanding (2) Tax rates used in this calculation were 35% for 2015 and 2014 and 34% for 2013, 2012, and 2011 (3) All periods disclosed were calculated using a simple average of tangible common equity

ROATCE and Efficiency Ratio Non-GAAP Financial Measures (Unaudited) Years Ended December 31, (Dollars in thousands, except per share data) Mar. 2018 2017 2016 2015 Total stockholders’ equity $,381,487 $,374,144 $,257,964 $,167,232 Less: preferred stock 0 0 0 16,372 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible common equity $,266,455 $,257,222 $,194,352 $,131,152 Common shares outstanding at period end (1) 14,621,258 14,605,607 11,680,308 8,211,727 Book value per common share $26.091256990335577 $25.61646359511111 $22.085376515756259 $18.371287793663868 Tangible book value per common share $18.223808101874681 $17.611181787925695 $16.639287251671785 $15.971305426982656 Total assets $3,176,062 $3,170,509 $2,192,192 $1,585,727 Less: goodwill ,103,412 ,104,907 58,874 18,130 Less: core deposit intangibles, net 10,355 10,738 4,715 1,549 Less: mortgage servicing asset, net 16 17 23 29 Less: naming rights, net 1,249 1,260 0 0 Tangible assets $3,061,030 $3,053,587 $2,128,580 $1,566,019 Tangible common equity to tangible assets 8.7047497084314751E-2 8.4236014890029326E-2 9.1305941049901806E-2 8.3748664607517537E-2 (1) Share and per share data includes Class A and Class B common stock issued and outsanding (2) Tax rates used in this calculation were 35% (3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity Non-GAAP Financial Measures, continued (Unaudited) As of and for the years ended (Dollars in thousands, except per share data) March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31,2015 Total average stockholders' equity $,459,713 $,420,453 $,293,798 $,168,823 $,125,808 Less: average intangible assets and preferred stock ,157,315 ,139,131 76,320 25,883 19,165 Average tangible common equity (2) $,302,398 $,281,322 $,217,478 $,142,940 $,106,643 Net income (loss) allocable to common stockholders $-4,073 $35,825 $20,649 $9,373 $10,123 Amortization of intangibles 791 2,492 1,070 419 275 Less: tax effect of amortization of intangibles (1) 166 523 375 147 96 Adjusted net income (loss) allocable to common stockholders $-3,448 $37,794 $21,344 $9,645 $10,302 Return on average tangible common equity (ROATCE) (3) -4.6199999999999998E-2 0.13434427453238637 9.8143260467725466E-2 6.7475863998880656E-2 9.6602683720450472E-2 Non-interest expense $25,543 $94,387 $67,463 $47,075 $38,575 Less: merger expenses 639 7,462 5,352 5,294 1,691 Less: loss on debt extinguishment 0 0 0 58 316 Non-interest expense, excluding merger expenses and loss on debt extinguishment $24,904 $86,925 $62,111 $41,723 $36,568 Net interest income $30,639 $,124,798 $86,002 $52,597 $46,262 Non-interest income $5,324 $19,725 $15,440 $10,466 $9,802 Less: net gains (losses) from securities transactions 6 -9 271 479 756 Less: net gain on acquisition 0 0 0 0 682 Non-interest income, excluding net gains (losses) from securities transactions and net gain on acquisition $5,318 $19,734 $15,169 $9,987 $8,364 Efficiency ratio 0.6926050560391579 0.60142390612459529 0.61392098526257521 0.66667199284162082 0.6694248160216747 ____________________ (1) Tax rates used in this calculation were 21% for 2019 and 2018. Tax rates used were 35% for previous years. (2) 2015 was calculated using a simple average of tangible common equity (3) Annualized

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